Exhibit 99.1








                          SALE AND SERVICING AGREEMENT



                                  by and among



                      FORD CREDIT AUTO OWNER TRUST 2005-C,
                                   as Issuer,



                      FORD CREDIT AUTO RECEIVABLES TWO LLC,
                                   as Seller,



                                       and



                           FORD MOTOR CREDIT COMPANY,
                                   as Servicer





                          Dated as of September 1, 2005




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                                TABLE OF CONTENTS
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                         ARTICLE I DEFINITIONS AND USAGE


                            ARTICLE II TRUST PROPERTY

   SECTION 2.1           Conveyance of Trust Property....................................................1
   SECTION 2.2           Representations and Warranties of the Seller as to the Receivables..............2
   SECTION 2.3           Repurchase of Receivables Upon Breach by Seller.................................6
   SECTION 2.4           Custody of Receivable Files.....................................................6
   SECTION 2.5           Duties of Servicer as Custodian.................................................7
   SECTION 2.6           Instructions; Authority to Act..................................................8
   SECTION 2.7           Custodian's Indemnification.....................................................8
   SECTION 2.8           Effective Period and Termination................................................9

                              ARTICLE III ADMINISTRATION AND SERVICING OF RECEIVABLES AND TRUST PROPERTY

   SECTION 3.1           Duties of Servicer..............................................................9
   SECTION 3.2           Collection of Receivable Payments..............................................10
   SECTION 3.3           Realization Upon Receivables...................................................10
   SECTION 3.4           Application and Allocations of Collections.....................................11
   SECTION 3.5           Maintenance of Security Interests in Financed Vehicles.........................11
   SECTION 3.6           No Impairment..................................................................11
   SECTION 3.7           Purchase of Receivables Upon Breach by Servicer................................11
   SECTION 3.8           Servicer Fee...................................................................12
   SECTION 3.9           Monthly Investor Report........................................................12
   SECTION 3.10          Annual Statement as to Compliance; Notice of Event of Servicing Termination....14
   SECTION 3.11          Annual Independent Certified Public Accountants' Report........................15
   SECTION 3.12          Access to Certain Documentation and Information Regarding Receivables..........15
   SECTION 3.13          Servicer Expenses..............................................................16

                                 ARTICLE IV DISTRIBUTIONS; RESERVE ACCOUNT; STATEMENTS TO NOTEHOLDERS

   SECTION 4.1           Accounts.......................................................................16
   SECTION 4.2           Investment of Funds on Deposit in the Reserve Account and the
                         Collection Account.............................................................18
   SECTION 4.3           Remittances....................................................................20
   SECTION 4.4           Reserved.......................................................................21
   SECTION 4.5           Simple Interest Advances and Unreimbursable Advances...........................21
   SECTION 4.6           Additional Deposits to the Collection Account and Withdrawals
                         from the Reserve Account.......................................................22
   SECTION 4.7           Distributions..................................................................23
   SECTION 4.8           Net Deposits...................................................................27

                              ARTICLE V THE SELLER

   SECTION 5.1           Representations and Warranties of Seller.......................................27
   SECTION 5.2           Liability of Seller; Indemnities...............................................29
   SECTION 5.3           Merger or Consolidation of, or Assumption of the Obligations of, Seller........31
   SECTION 5.4           Limitation on Liability of Seller and Others...................................31
   SECTION 5.5           Seller May Own Notes...........................................................32

                             ARTICLE VI THE SERVICER

   SECTION 6.1           Representations of Servicer....................................................32
   SECTION 6.2           Indemnities of Servicer........................................................33
   SECTION 6.3           Merger or Consolidation of, or Assumption of the Obligations of, Servicer......35
   SECTION 6.4           Limitation on Liability of Servicer and Others.................................35
   SECTION 6.5           Delegation of Duties...........................................................36
   SECTION 6.6           Ford Credit Not to Resign as Servicer..........................................36
   SECTION 6.7           Servicer May Own Notes.........................................................37

                        ARTICLE VII SERVICING TERMINATION

   SECTION 7.1           Events of Servicing Termination................................................37
   SECTION 7.2           Appointment of Successor Servicer..............................................39
   SECTION 7.3           Repayment of Simple Interest Advances..........................................40
   SECTION 7.4           Notification to Noteholders....................................................40
   SECTION 7.5           Waiver of Past Events of Servicing Termination.................................40

                            ARTICLE VIII TERMINATION

   SECTION 8.1           Optional Purchase of All Receivables...........................................41
   SECTION 8.2           Succession Upon Satisfaction and Discharge of Indenture........................41

                       ARTICLE IX MISCELLANEOUS PROVISIONS

   SECTION 9.1           Amendment......................................................................42
   SECTION 9.2           Protection of Title to Trust Property..........................................43
   SECTION 9.3           Governing Law..................................................................45
   SECTION 9.4           Notices........................................................................46
   SECTION 9.5           Severability of Provisions.....................................................47
   SECTION 9.6           Assignment.....................................................................47
   SECTION 9.7           Further Assurances.............................................................48
   SECTION 9.8           No Waiver; Cumulative Remedies.................................................48
   SECTION 9.9           Third-Party Beneficiaries......................................................48
   SECTION 9.10          Actions by Noteholders.........................................................48
   SECTION 9.11          Agent for Service..............................................................49
   SECTION 9.12          No Bankruptcy Petition.........................................................49
   SECTION 9.13          Limitation of Liability of Owner Trustee and Indenture Trustee.................49
   SECTION 9.14          Confidential Information.......................................................50
   SECTION 9.15          Savings Clause.................................................................51

Schedule A        Schedule of Receivables.............................................................SA-1
Schedule B        Location of Receivable Files at Third Party Custodians for
                  Ford Credit..........................................................................B-1
Appendix A        Definitions and Usage...............................................................AA-1
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                  SALE AND SERVICING AGREEMENT, dated as of September 1, 2005
(as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), by and among FORD CREDIT AUTO OWNER TRUST 2005-C (the
"Issuer"), a Delaware statutory trust, FORD CREDIT AUTO RECEIVABLES TWO LLC, a
Delaware limited liability company, as seller (the "Seller"), and FORD MOTOR
CREDIT COMPANY, a Delaware corporation, as servicer (the "Servicer").

                  WHEREAS, the Issuer desires to purchase a portfolio of receivables and related property consisting of retail installment sale contracts secured by new and used automobiles and light duty trucks generated by Ford Motor Credit Company and PRIMUS in the ordinary course of their business and conveyed to the Seller;

                  WHEREAS, the Seller is willing to sell such portfolio of receivables and related property to the Issuer; and

                  WHEREAS, Ford Motor Credit Company is willing to service such receivables on behalf of the Issuer;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I

                              DEFINITIONS AND USAGE

                  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that are applicable herein.

                                   ARTICLE II

                                 TRUST PROPERTY

SECTION 2.1     Conveyance of Trust Property

                  In consideration of the Issuer's sale and delivery to, or upon the order of, the Seller of the Notes in an aggregate principal amount of $2,051,940,000 and the rights to distributions under Section 4.7, the Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer without recourse (subject to the obligations herein) all right, title and interest of the Seller, whether now owned or hereafter acquired, in and to the Trust Property and the Reserve Initial Deposit. The transfer, assignment and conveyance made hereunder will not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Seller to the Obligors, the Dealers or any other Person in connection with the Receivables and the other Trust Property or any agreement, document or instrument related thereto.

SECTION 2.2 Representations and Warranties of the Seller as to the Receivables

                  The Seller makes the following representations and warranties as to the Receivables on which the Issuer will be deemed to have relied in accepting the Receivables. Such representations and warranties speak as of the Closing Date, but will survive the transfer, assignment and conveyance of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture:

                  (i) Characteristics of Receivables. Each Receivable (a) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, is payable in U.S. dollars, has been fully and properly executed by the parties thereto, has been purchased by the Seller from Ford Credit, which in turn has purchased such Receivable from a Dealer, and which Receivable has been validly assigned by such Dealer to Ford Credit and which in turn has been validly assigned by Ford Credit to the Seller in accordance with its terms, (b) creates or has created a valid, subsisting, and enforceable first priority security interest in favor of Ford Credit in the Financed Vehicle, which security interest has been assigned by Ford Credit to the Seller, which in turn will be assignable by the Seller to the Issuer, (c) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the Financed Vehicle and any other collateral of the benefits of the security, (d) provides for level monthly payments that fully amortize the Amount Financed by its stated maturity and yield interest at the Annual Percentage Rate, (e) provides for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance, and (f) is a Simple Interest Receivable.

                  (ii) Schedule of Receivables. The information set forth in the Schedule of Receivables is true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures believed to be adverse to the Noteholders have been utilized in selecting the Receivables from those receivables which meet the criteria contained herein. The computer tape or other listing regarding the Receivables made available to the Issuer and its assigns (which computer tape or other listing is required to be delivered as specified herein) is true and correct in all material respects.

                  (iii) Compliance with Law. Each Receivable and the sale of the Financed Vehicle complied at the time it was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable federal, State, and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                  (iv) Binding Obligation. Each Receivable represents the legal, valid, and binding payment obligation of the Obligor, enforceable by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally.

                  (v) No Government Obligor. None of the Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America, any State or political subdivision of either thereof.

                  (vi) Security Interest in Financed Vehicle. Immediately prior to the transfer, assignment and conveyance thereof, each Receivable is secured by a first priority, validly perfected security interest in the Financed Vehicle in favor of Ford Credit as secured party or all necessary and appropriate actions have been commenced that would result in a first priority, validly perfected security interest in the Financed Vehicle in favor of Ford Credit as secured party.

                  (vii) Receivables in Force. No Receivable has been satisfied, subordinated, or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

                  (viii) No Waiver. No provision of a Receivable has been waived.

                  (ix) No Defenses. No right of rescission, setoff, counterclaim, or defense has been asserted or threatened with respect to any Receivable.

                  (x) No Liens. To the best of the Seller's knowledge, no liens or claims have been filed for work, labor, or materials relating to a Financed Vehicle that are liens prior to, or equal with, the security interest in the Financed Vehicle granted by the Receivable.

                  (xi) No Default. Except for payment defaults continuing for a period of not more than thirty (30) days, as of the Cutoff Date, no payment defaults (determined in accordance with the Servicer's policies and procedures) exist and Ford Credit has not affirmatively waived any of the foregoing.

                  (xii) Insurance. Ford Credit, in accordance with its policies and procedures, has determined that, as of the date of origination of each Receivable, the Obligor had obtained or agreed to obtain physical damage insurance covering the Financed Vehicle.

                  (xiii) Title. It is the intention of the Seller that the sale, transfer, assignment and conveyance herein contemplated constitute an absolute sale, transfer, assignment and conveyance of the Receivables from the Seller to the Issuer and that the beneficial interest in and title to the Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, conveyed or pledged by the Seller to any Person other than the Issuer. Immediately prior to the sale and transfer herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests, participations and rights of others and, immediately upon the sale and transfer thereof, the Issuer will have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests, participations and rights of others; and the sale and transfer has been perfected under the UCC.

                  (xiv) Valid Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, assignment and conveyance of such Receivable under this Agreement or pursuant to transfers of the Notes would be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

                  (xv) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Issuer a first priority, validly perfected ownership interest in the Receivables, and to give the Indenture Trustee a first priority perfected security interest therein, will be made within ten days of the Closing Date.

                  (xvi) Priority. Other than the security interest granted to the Issuer pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Issuer hereunder and by the Issuer to the Indenture Trustee or that has been terminated.

                  (xvii) Chattel Paper. Each Receivable constitutes "tangible chattel paper" as defined in the UCC.

                  (xviii) One Original. There is only one original executed copy of each Receivable. The Seller, or its custodian, has possession of such original with respect to each Receivable. Such original does not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than Ford Credit. All financing statements filed or to be filed against the Seller in favor of the Issuer in connection herewith describing the Receivables contain a statement substantially to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Assignee."

                  (xix) New and Used Vehicles. 85.08% of the aggregate Principal Balance of the Receivables, constituting 79.24% of the number of Receivables as of the Cutoff Date, represent vehicles financed at new vehicle rates, and the remainder of the aggregate Principal Balance of the Receivables represent vehicles financed at used vehicle rates.

                  (xx) Origination. Each Receivable has an origination date on or after September 26, 1999 and has a scheduled maturity date not later than August 30, 2011.

                  (xxi) Principal Balance. Each Receivable has a current Principal Balance of at least $250.00.

                  (xxii) PRIMUS. 9.61% of the aggregate Principal Balance of the Receivables as of the Cutoff Date represent Receivables originated through Ford Credit's PRIMUS division, and 90.39% of the aggregate Principal Balance of the Receivables as of the Cutoff Date represent Receivables that were originated through Ford Credit (excluding its PRIMUS division).

                  (xxiii) Maturity of Receivables. Each Receivable has an original maturity of not greater than seventy-two (72) months, provided that the first month of the Receivable may consist of up to 45 days as a result of the monthly due date selected by the Obligor in accordance with Ford Credit's policies and procedures. The percentage of Receivables by Principal Balance with original terms greater than sixty (60) months is 23.90%. The percentage of Receivables by Principal Balance with remaining terms greater than sixty (60) months is 18.13%.

                  (xxiv) Annual Percentage Rate. The Annual Percentage Rate of each Receivable is between 0.00% to 29.99% (inclusive).

                  (xxv) Scheduled Payments. Each Receivable has a first scheduled due date on or prior to September 30, 2005. No Receivable has a payment that is more than thirty (30) days delinquent, as determined by the Servicer in accordance with its policies and procedures, as of the Cutoff Date.

                  (xxvi) Location of Receivable Files. The Receivable Files are kept at one or more of the offices of the Servicer in the United States or the offices of one of the custodians specified in Schedule B hereto.

                  (xxvii) No Extensions. No payment due on any Receivable has been extended other than in connection with a change of the monthly due date.

                  (xxviii) Rating Agencies. The rating agencies rating the Class A Notes, the Class B Notes and the Class C Notes are Moody's, Standard & Poor's and Fitch. The rating agencies rating the Class D Notes are Standard & Poor's and Fitch.

                  (xxix) Agreement. The representations and warranties of the Seller in Section 5.1 are true and correct.


SECTION 2.3       Repurchase of Receivables Upon Breach by Seller

(a) (i) If an Authorized Officer of the Seller has actual knowledge, or receives notice from the Issuer, the Owner Trustee or the Indenture Trustee, of a breach of a representation or warranty set forth in Section 2.2 that materially and adversely affects any Receivable and such breach has not been cured in all material respects by the last day of the second Collection Period following the Collection Period in which the Seller obtained actual knowledge, or was notified, of such breach, the Seller will repurchase such Receivable as of such last day (or, at the Seller's option, the end of the first Collection Period following the Collection Period in which the Seller obtained actual knowledge, or was notified, of such breach).

                           (ii) The Seller will deposit the Purchase Amount with respect to any Receivable that the Seller is repurchasing in accordance with this Section 2.3(a) into the Collection Account as specified in
         Section 4.6 on the Business Day immediately preceding the Payment Date (or, with Rating Agency Confirmation, on such Payment Date) related to the Collection Period during which such repurchase occurs.

(b) The sole remedy (except as provided in Section 5.2) of the Issuer, the Owner Trustee, Indenture Trustee and the Noteholders with respect to a breach of the representations and warranties contained in Section 2.2 are as set forth in
Section 2.3(a). None of the Seller, the Servicer, the Owner Trustee, the Administrator or the Indenture Trustee will have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the Seller to repurchase any Receivable pursuant to Section 2.3(a).

(c) With respect to all Receivables repurchased pursuant to this Section 2.3, the Issuer will be deemed to have assigned to the Seller, without recourse, representation or warranty, all of the Issuer's right, title and interest in and to such repurchased Receivables and all security and documents relating thereto.

SECTION 2.4       Custody of Receivable Files

                  To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer, upon the execution and delivery of this Agreement, hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Indenture Trustee as custodian of the following documents or instruments, which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer pursuant to the Indenture, with respect to each Receivable (collectively, the "Receivable Files"):


(i)      The original Receivable.

(ii) The original credit application fully executed by the Obligor or a photocopy thereof or a record thereof on a computer file, diskette or on microfiche.

(iii) The original certificate of title or such documents that the Servicer or Ford Credit will keep on file, in accordance with its policies and procedures, evidencing the security interest of Ford Credit in the Financed Vehicle.

(iv) Any and all other documents (including any computer file, diskette or microfiche) that the Servicer or the Seller will keep on file, in accordance with its policies and procedures, relating to a Receivable, an Obligor, or a Financed Vehicle.

                  The Servicer hereby confirms to the Issuer and the Indenture Trustee that the Servicer has received on behalf of the Issuer and the Indenture Trustee all the documents and instruments necessary for the Servicer to act as the agent of the Issuer and the Indenture Trustee for the purposes set forth in this Section 2.4, including the documents referred to herein.

SECTION 2.5       Duties of Servicer as Custodian

(a) Safekeeping. The Servicer will hold the Receivable Files for the benefit of the Issuer and the Indenture Trustee and maintain such accurate and complete accounts, records, and computer systems pertaining to each Receivable File as would enable the Servicer and the Issuer to comply with the terms and conditions of this Agreement, and the Indenture Trustee to comply with the terms and conditions of the Indenture. In performing its duties as custodian the Servicer will act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer services for itself or others and, consistent with such reasonable care, the Servicer may utilize the services of third parties to act as custodian of physical Receivable Files, subject to Section 6.5. In accordance with its policies and procedures with respect to its retail installment sale contracts, the Servicer will conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement, and of the related accounts, records, and computer systems, in such a manner as would enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer will promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records, and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein will be deemed to require an initial review or any periodic review by the Issuer, the Owner Trustee or the Indenture Trustee of the Receivable Files.

(b) Maintenance of and Access to Records. The Servicer will maintain each Receivable File at one of its offices in the United States or the offices of one of its custodians specified in Schedule B of this Agreement, or at such other office as specified to the Issuer and the Indenture Trustee by written notice not later than ninety (90) days after any change in location. The Servicer will make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys, or auditors a list of locations of the Receivable Files upon request. The Servicer will provide access to the Receivable Files, and the related accounts, records, and computer systems maintained by the Servicer at such times as the Issuer or the Indenture Trustee direct, but only upon reasonable notice and during the normal business hours at the respective offices of the Servicer.

(c) Release of Documents. Upon written instructions from the Indenture Trustee, the Servicer will release or cause to be released any document in the Receivable Files to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon thereafter as is practicable. Any document so released will be handled by the Indenture Trustee with due care and returned to the Servicer for safekeeping as soon as the Indenture Trustee or its agent or designee, as the case may be, has no further need therefor.

SECTION 2.6       Instructions; Authority to Act

                  All instructions from the Indenture Trustee will be in writing and signed by an Authorized Officer of the Indenture Trustee, and the Servicer will be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of such written instructions.

SECTION 2.7       Custodian's Indemnification

                  The Servicer as custodian will indemnify the Issuer, the Owner Trustee and the Indenture Trustee for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred, or asserted against the Issuer, the Owner Trustee or the Indenture Trustee as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer will not be liable (i) to the Issuer for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer, (ii) to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer and (iii) to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer.

SECTION 2.8       Effective Period and Termination

                  The Servicer's appointment as custodian will become effective as of the Cutoff Date and will continue in full force and effect until terminated pursuant to this Section 2.8. If Ford Credit resigns as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer have been terminated under Section 7.1, the appointment of the Servicer as custodian hereunder may be terminated by the Indenture Trustee, or by the Noteholders of Notes evidencing not less than 25% of the Note Balance of the Notes Outstanding or, with the consent of Noteholders of Notes evidencing not less than 25% of the Note Balance of the Notes Outstanding, by the Owner Trustee, in the same manner as the Indenture Trustee or such Noteholders may terminate the rights and obligations of the Servicer under Section 7.1. As soon as practicable after any termination of such appointment, the Servicer will deliver to the Indenture Trustee or the Indenture Trustee's agent the Receivable Files and the related accounts and records maintained by the Servicer at such place or places as the Indenture Trustee may reasonably designate.

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING OF
                         RECEIVABLES AND TRUST PROPERTY

SECTION 3.1       Duties of Servicer

                  The Servicer will manage, service, administer, and make collections on the Receivables with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. The Servicer's duties will include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions, and making Simple Interest Advances and Unreimbursable Advances pursuant to Section 4.5. The Servicer will follow its policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer commences a legal proceeding to enforce a Receivable, the Owner Trustee (in the case of a Receivable other than a Purchased Receivable) will thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable, the Owner Trustee will, at the Servicer's expense and direction, take steps to enforce the Receivable, including bringing suit in its name or the names of the Indenture Trustee, the Noteholders, or any of them. The Owner Trustee will furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer, at its expense, will obtain on behalf of the Issuer and the Owner Trustee (or will cause the Owner Trustee to obtain) all licenses, if any, required by the laws of any jurisdiction to be held by the Issuer or the Owner Trustee in connection with ownership of the Receivables, and will make all filings and pay all fees as may be required in connection therewith during the term hereof.

SECTION 3.2       Collection of Receivable Payments

                  The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same becomes due and will follow such collection procedures as it follows with respect to all comparable receivables that it services for itself or others. The Servicer may grant extensions, rebates, or adjustments on a Receivable; except that, if the Servicer (i) changes the Annual Percentage Rate with respect to any Receivable, (ii) modifies the Amount Financed or the total number of originally scheduled due dates or (iii) extends the date for final payment by the Obligor of any Receivable beyond 6 months past the last day of the Collection Period in which the Final Scheduled Receivable Maturity Date occurs, it will promptly purchase the Receivable in the manner provided in
Section 3.7, unless such change, modification or extension was required by law or court order. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable.

SECTION 3.3       Realization Upon Receivables

                  On behalf of the Issuer, the Servicer will use reasonable efforts, consistent with its policies and procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer has determined eventual payment in full is unlikely. The Servicer will follow such policies and procedures as it will deem necessary or advisable in its servicing of comparable receivables, which may include reasonable efforts to realize upon any Dealer Recourse and selling the Financed Vehicle at public or private sale. The foregoing will be subject to the provision that, in any case in which the Financed Vehicle has suffered damage, the Servicer will not be required to expend funds in connection with the repair or the repossession of such Financed Vehicle unless it determines in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

SECTION 3.4       Application and Allocations of Collections

                  The Servicer will apply and allocate Collections received on the Receivables in accordance with its policies and procedures. If an Obligor is obligated under one or more Receivables and also under one or more other assets owned by Ford Credit or assigned by Ford Credit to third parties, then any payment on any such asset received from or on behalf of such Obligor will, if identified as being made with respect to a particular item or asset, be applied to such item, and otherwise will be allocated by Ford Credit in accordance with its policies and procedures.

SECTION 3.5       Maintenance of Security Interests in Financed Vehicles

                  The Servicer will, in accordance with its policies and procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Issuer authorizes the Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee if a Financed Vehicle is relocated or for any other reason. The Servicer will not release the Financed Vehicle securing any such Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by or on behalf of the Obligor thereunder, satisfaction of the payment obligation evidenced by such Receivable, repossession, discounted settlement, abandonment or by operation of law, in each case in accordance with the Servicer's policies and procedures.

SECTION 3.6       No Impairment

                  The Servicer will not impair the rights of the Issuer or the Noteholders in the Receivables except in accordance with its policies and procedures and as otherwise permitted by this Agreement.

SECTION 3.7       Purchase of Receivables Upon Breach by Servicer

(a) (i) Upon the occurrence of any of the conditions requiring purchase by the Servicer as set forth in Section 3.2, the Servicer will purchase the Receivable materially and adversely affected by such condition as of the last day of the second Collection Period following the Collection Period in which such condition occurs (or, at the Servicer's option, the end of the first Collection Period following the Collection Period in which such condition occurs).

(ii) If an Authorized Officer of the Servicer has actual knowledge, or receives notice from the Seller, the Issuer, the Owner Trustee or the Indenture Trustee, of a breach of the covenants set forth in Section
         3.5 or Section 3.6, and such breach has not been cured in all material respects by the end of the second Collection Period following the Collection Period in which the Servicer obtained actual knowledge, or was notified, of such breach, the Servicer will purchase the Receivable materially and adversely affected by such breach as of such last day (or, at the Servicer's option, the end of the first Collection Period following the Collection Period in which the Servicer obtained actual knowledge, or was notified, of such breach).

(iii) The Servicer will deposit the Purchase Amount with respect to any Receivable that the Servicer is purchasing in accordance with this
         Section 3.7(a) into the Collection Account as specified in Section 4.6 hereof on the Business Day preceding the Payment Date (or, with Rating Agency Confirmation, on the Payment Date) related to the Collection Period during which such purchase occurs.

(b) The sole remedy (except as provided in Section 6.2) of the Issuer, the Owner Trustee, the Indenture Trustee and the Noteholders with respect to a breach of the covenants contained in Section 3.2, 3.5 and 3.6 are as set forth in Section 3.7(a). None of the Servicer, the Seller, the Owner Trustee, the Administrator or the Indenture Trustee will have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the Servicer to purchase the Receivable pursuant to Section 3.7(a).

(c) With respect to all Receivables purchased pursuant to this Section 3.7, the Issuer will be deemed to have assigned to the Servicer or the Seller, as applicable, without recourse, representation or warranty, all of the Issuer's right, title and interest in and to such Receivables and all security and documents relating thereto.

SECTION 3.8       Servicer Fee

                  The Servicer will be entitled to the Servicing Fee, as provided in Section 4.7(c). In addition, the Servicer will be entitled to (a) retain from Collections the Supplemental Servicing Fee and (b) receive investment earnings (net of investment losses and expenses) on funds deposited into the Trust Accounts during each Collection Period. SECTION 3.9 Monthly Investor Report

                  On or about the tenth day of each calendar month, the Servicer will deliver to the Owner Trustee, the Note Paying Agent, the Indenture Trustee and the Seller, with a copy to the Rating Agencies, a servicing report (the "Monthly Investor Report"), certified by an Authorized Officer of the Servicer as to the accuracy of the information therein, containing all information (including all specific dollar amounts) necessary to make the transfers and distributions pursuant to Sections 4.5, 4.6 and 4.7, and the following information as to the Notes to the extent applicable, in each case for the Collection Period preceding the date of such Monthly Investor Report:

(i) the amount of such distribution allocable to principal allocable to each Class of Notes;

(ii) the amount of such distribution allocable to interest allocable to each Class of Notes;

(iii) the amount of such distribution allocable to draws from the Reserve Account, if any;

(iv) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

(v) the Specified Overcollateralization Amount and the Specified Credit Enhancement Amount as of such Payment Date;

(vi) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and the amount of any unpaid Servicing Fees and the change in such amount from the amount paid on the prior Payment Date;

(vii) the amounts of any unpaid interest from a prior Collection Period, with respect to each Class of Notes, plus any interest thereon, to the extent permitted by law, if any, on such Payment Date and the change in such amounts from the preceding Payment Date;

(viii) the aggregate outstanding principal amount of each Class of Notes and the Note Pool Factor for each Class of Notes as of such Payment Date;

(ix) the amount of any previously due and unpaid payment of principal of the Notes and the change in such amount from that of the prior Payment Date;

(x) the balance of the Reserve Account on such Payment Date, after giving effect to distributions made on such Payment Date and the change in such balance from the preceding Payment Date;

(xi) the amount of the aggregate Realized Losses, if any, with respect to the related Collection Period;

(xii) the aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer, if any, with respect to the related Collection Period; and

(xiii)   the amount of Simple Interest Advances, if any, on such Payment Date.

                  Each amount set forth on the Payment Date statement pursuant to clauses (i), (ii), (vii) and (ix) above will be expressed as a dollar amount per $1,000 of original principal amount of a Note.

(b) To the extent required by law, the Servicer will deliver to the Owner Trustee and the Indenture Trustee for distribution to each Noteholder information for the preparation of the Noteholder's federal income tax returns.

SECTION 3.10 Annual Statement as to Compliance; Notice of Event of Servicing Termination

(a) The Servicer will deliver to the Seller, the Owner Trustee, the Indenture Trustee and each Rating Agency on or before March 30 of each year, beginning March 30, 2006, an Officer's Certificate, dated as of December 31 of the preceding calendar year, stating that (i) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year in all material respects, or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officer and the nature and status of such default; provided that if the Issuer is not required to file periodic reports under the Securities Exchange Act of 1934, as amended, or otherwise required by law to file an Officer's Certificate of the Servicer as to compliance, such Officer's Certificate may be delivered on or before April 30 of each calendar year.

                  Any Noteholder or Person certifying that it is a Note Owner may obtain a copy of the certificate by sending a request to the Indenture Trustee at its Corporate Trust Office.

(b) The Servicer will deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under Section 7.1. The Seller will deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under Section 7.1(a)(ii).

(c) To the extent directed by the Administrator, the Servicer shall prepare, execute and deliver all certificates or other documents required to be delivered by the Trust pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated pursuant thereto, for so long as such laws, rules and regulations are in effect.

SECTION 3.11      Annual Independent Certified Public Accountants' Report

                  The Servicer will cause a firm of independent certified public accountants, who may also render other services to the Servicer or to the Seller or to Ford Credit, to deliver to the Owner Trustee and the Indenture Trustee on or before March 30 of each year beginning March 30, 2006 with respect to the prior calendar year a report addressed to the board of directors of the Servicer and to the Owner Trustee and the Indenture Trustee, to the effect that such firm has conducted tests relating to automotive loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers or any successor program applicable to automotive loans (the "Program"), to the extent the procedures in such Program are applicable to the servicing obligations set forth in this Agreement, and except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light duty truck loans serviced for others that such firm is required to report under the Program; provided that if the Issuer is not required to file periodic reports under the Securities Exchange Act of 1934, as amended, or otherwise required by law to file such report, the firm may deliver such report on or before April 30 of each calendar year.

                  The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  A copy of the report referred to in this Section 3.11 may be obtained by any Noteholder or Person certifying that it is a Note Owner by a request in writing to the Indenture Trustee at its Corporate Trust Office.

SECTION 3.12      Access to Certain Documentation and Information Regarding
                  Receivables

                  The Servicer will provide to the Indenture Trustee and the Noteholders access to the Receivable Files in such cases where the Indenture Trustee or the Noteholders are required by applicable statutes or regulations to review such documentation. Access will be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this Section 3.12 will affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation will not constitute a breach of this Section 3.12. The Servicer will provide such information with respect to the Receivables as the Rating Agencies may reasonably request, including as soon as practicable a periodic report of the aggregate Principal Balance of Receivables which become Liquidated Receivables during each Collection Period.

SECTION 3.13      Servicer Expenses

                  The Servicer will be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of the Owner Trustee, independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Noteholders.

                                   ARTICLE IV

                         DISTRIBUTIONS; RESERVE ACCOUNT;
                            STATEMENTS TO NOTEHOLDERS

SECTION 4.1       Accounts

(a) Collection Account. The Servicer will, prior to the Closing Date, establish and maintain a segregated trust account in the name "The Bank of New York as Indenture Trustee, as secured party for Ford Credit Auto Owner Trust 2005-C", at a Qualified Institution or Qualified Trust Institution (which will initially be the corporate trust department of The Bank of New York), that will be designated as the "Collection Account". Initially, the Collection Account will be account number 879406 and will include any successor or replacement accounts thereto. The Collection Account will be under the sole dominion and control of the Indenture Trustee; provided, that the Servicer may make deposits to and direct the Indenture Trustee in writing to make withdrawals from the Collection Account in accordance with the terms hereof. The Servicer may direct the Indenture Trustee to withdraw from the Collection Account and pay to the Servicer amounts received from or on behalf of Obligors on the Receivables that do not constitute Available Collections for any Collection Period or that were deposited to the Collection Account in error. The Collection Account and all amounts, securities, investments, financial assets and other property deposited in or credited to the Collection Account will be held by the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Trust and as part of the Trust Property and all deposits to and withdrawals therefrom will be made subject to the terms hereof.

(b) Principal Distribution Account. The Servicer will, prior to the Closing Date, establish and maintain a segregated subaccount within the Collection Account at the bank or trust company then maintaining the Collection Account, which subaccount will be designated as the "Principal Distribution Account". The Principal Distribution Account is established and maintained solely for administrative purposes.

(c)      Reserved.

(d) (i) Reserve Account. The Seller will, prior to the Closing Date, establish and maintain an account in the name "The Bank of New York as Indenture Trustee, as secured party for Ford Credit Auto Owner Trust 2005-C" at a Qualified Institution or Qualified Trust Institution which will initially be The Bank of New York, that will be designated as the "Reserve Account" (and together with the Collection Account, including the Principal Distribution Account, the "Trust Accounts" or the "2005-C Bank Accounts"). Initially the Reserve Account will be account number 879407 and will include any successor or replacement accounts thereto. The Reserve Account will be under the sole dominion and control of the Indenture Trustee; provided, that the Servicer may make deposits to and direct the Indenture Trustee in writing to make withdrawals from the Reserve Account subject to the terms hereof. The Reserve Account and all amounts, securities, investments, financial assets and other property deposited in or credited to the Reserve Account will be held by the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Owner Trustee and as part of the Trust Property, and all deposits to and withdrawals therefrom will be made subject to the terms hereof. The Seller will be permitted to sell, transfer, convey or assign in any manner its rights in the Reserve Account under this Section 4.1(d), together with its rights to receive amounts under Section 4.7(c)(xi) of this Agreement and Sections 5.4(b)(xiv) and 8.2(c)(xi) of the Indenture, provided, that each of the following is satisfied:

(1) the Rating Agency Confirmation has been obtained with respect to such action;

(2) such action will not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal or any Applicable Tax State income tax purposes as an association taxable as a corporation; and

(3) the transferee or assignee agrees in writing to take positions for federal and any Applicable Tax State income tax purposes consistent with the tax positions taken previously by the Seller.

(ii) Following the payment in full of the aggregate principal amount of the Notes and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and the termination of the Trust, the Indenture Trustee will distribute any remaining funds on deposit in the Reserve Account to the Seller.

(e) Compliance. Each of the 2005-C Bank Accounts will be established and maintained at a Qualified Institution or Qualified Trust Institution pursuant to an account agreement that specifies New York law as the governing law. The Servicer, with respect to the Collection Account, and the Seller, with respect to the Reserve Account, will ensure that the account agreement establishing the Collection Account and the Reserve Account, respectively, requires the Qualified Institution or Qualified Trust Institution maintaining such account to comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer for so long as the Notes are outstanding and to act as a securities intermediary in accordance with the terms of the UCC. All deposits to and withdrawals from the 2005-C Bank Accounts will be made only upon the terms and conditions of the Basic Documents.

(f) Maintenance of Accounts. If at any time an institution maintaining one of the 2005-C Bank Accounts ceases to be a Qualified Institution or Qualified Trust Institution, the Servicer, with respect to the Collection Account, including the Principal Distribution Account, and the Seller, with respect to the Reserve Account, will, with the Indenture Trustee's or Owner Trustee's assistance as necessary, within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent), move such 2005-C Bank Account to a Qualified Institution or Qualified Trust Institution.

SECTION 4.2 Investment of Funds on Deposit in the Reserve Account and the Collection Account

(a) On the Closing Date, the Seller will deposit the Reserve Initial Deposit into the Reserve Account from the net proceeds of the sale of the Notes. For so long as no Default or Event of Default has occurred and is continuing, funds on deposit in the Reserve Account will, to the extent permitted by applicable law, rules and regulations, be invested in Permitted Investments by the applicable Qualified Institution or Qualified Trust Institution maintaining such account as directed by the Seller, by any Person appointed by the Seller, or by such Qualified Institution or Qualified Trust Institution in accordance with Section 4.2(d), in each case, without requiring any action from the Indenture Trustee. Funds on deposit in the Reserve Account may be invested in Permitted Investments that mature not later than the Business Day preceding the next Payment Date, and such Permitted Investments will be held to maturity (except with respect to the sale or liquidation of the Indenture Trust Estate as provided in Section 5.4 of the Indenture); provided, however, that upon receipt of Rating Agency Confirmation, funds on deposit in the Reserve Account may be invested in Permitted Investments that will not mature prior to the next Payment Date. All interest and other income (net of losses and investment expenses) on funds on deposit in the Reserve Account will be deposited into the Reserve Account. In no event will the Servicer or the Qualified Institution or Qualified Trust Institution maintaining such account be liable for the selection of Permitted Investments or for losses incurred thereon (other than in its capacity as obligor thereon, if applicable). The Servicer hereby directs the Indenture Trustee to withdraw all interest and other income (net of losses and investment expenses) on funds on deposit in the Reserve Account from the Reserve Account and pay such amounts to the Servicer on each Payment Date.

(b) For so long as no Default or Event of Default has occurred and is continuing, funds on deposit held in the Collection Account will, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Servicer, by the Qualified Institution or Qualified Trust Institution maintaining such account in Permitted Investments that mature not later than the Business Day immediately prior to the Payment Date for the Collection Period to which such amounts relate and such Permitted Investments will be held to maturity (except with respect to the sale or liquidation of the Indenture Trust Estate as provided in Section 5.4 of the Indenture). The Servicer hereby directs the Indenture Trustee to withdraw all interest and other income (net of losses and investment expenses) on funds on deposit in the Collection Account and pay such amounts to the Servicer on each Payment Date.

(c) Neither the Seller, with respect to the Reserve Account, nor the Servicer, with respect to the Collection Account, will direct the Qualified Institution or Qualified Trust Institution maintaining such account to make any investment of any funds or to sell any investment held in the Reserve Account or the Collection Account unless the security interest Granted and perfected in the Reserve Account and the Collection Account in favor of the Indenture Trustee will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person. In connection with any direction by the Seller or the Servicer, as applicable, to make any such investment or sale, if requested by the Indenture Trustee (acting at the direction of not less than 50% of the Controlling Note Class), the Seller or the Servicer, as applicable, will deliver an Opinion of Counsel to the Indenture Trustee, to such effect.

(d) If (i) the Seller or the Servicer, as applicable, has failed to give investment directions for any funds on deposit in the Reserve Account or the Collection Account to the Qualified Institution or Qualified Trust Institution maintaining such accounts by 11:00 a.m. New York Time (or such other time as may be agreed by the Issuer and such Qualified Institution or Qualified Trust Institution) on the Business Day preceding each Payment Date, (ii) a Default or Event of Default has occurred and is continuing with respect to the Notes but the Notes have not been declared due and payable pursuant to Section 5.2 of the Indenture (notice of which will be provided to the Qualified Institution or Qualified Trust Institution maintaining the Reserve Account and the Collection Account by the Indenture Trustee) or (iii) the Notes have been declared due and payable following an Event of Default and amounts collected or received from the Indenture Trust Estate are being applied in accordance with Section 5.4 of the Indenture as if there had not been such a declaration (notice of which will be provided to the Qualified Institution or Qualified Trust Institution maintaining the Reserve Account and the Collection Account by the Indenture Trustee), the Qualified Institution or Qualified Trust Institution will, to the fullest extent practicable, invest and reinvest funds in the Reserve Account and the Collection Account in one or more Permitted Investments described in clause (b) of the definition thereof.

(e) With respect to funds on deposit in the Reserve Account and the Collection Account:

(1) any such funds or property in such accounts that is a "financial asset" as defined in Section 8-102(a)(9) of the UCC will be physically delivered to, or credited to an account in the name of, the Qualified Institution or Qualified Trust Institution maintaining such account in accordance with such institution's customary procedures such that such institution establishes a "securities entitlement" in favor of the Indenture Trustee with respect thereto; and

(2) any funds or property that are held in deposit accounts will be held solely in the name of the Indenture Trustee at one or more depository institutions having the Required Rating and each such deposit account will be subject to the exclusive custody and control of the Indenture Trustee and the Indenture Trustee has sole signature authority with respect thereto.

(f) Except for any deposit accounts specified in clause (e)(2) above, the funds on deposit in the Reserve Account and the Collection Account will only be invested in securities or in other assets which the Qualified Institution or Qualified Trust Institution maintaining such accounts agrees to treat as "financial assets" as defined in Section 8-102(a)(9) of the UCC.

SECTION 4.3       Remittances

(a) If Ford Credit's short term unsecured debt is rated at least "P-1" by Moody's, "A-1" by Standard & Poor's and "F1" by Fitch (this rating requirement, the "Monthly Remittance Condition"), Ford Credit may remit Collections on the Business Day preceding each Payment Date or, with Rating Agency Confirmation, on each Payment Date.

(b) If Ford Credit's short term unsecured debt is not rated at least equal to the Monthly Remittance Condition, or if Ford Credit (or an assignee of Ford Credit pursuant to Section 6.3) is not the Servicer:

(i) on the Closing Date, the Servicer will remit Collections to the Collection Account that are posted to the Obligors' accounts during the period from and including the Cutoff Date to and including the Business Day preceding the Closing Date; and

(ii) following the Closing Date, Ford Credit will remit Collections to the Collection Account within two Business Days of posting such Collections to the Obligors' accounts in accordance with Ford Credit's policies and procedures, unless Ford Credit satisfies the Monthly Remittance Condition. For this purpose, Collections does not include Recoveries and amounts that constitute the Supplemental Servicing Fee. Ford Credit will remit Recoveries to the Collection Account no later than the Business Day preceding each Payment Date or, with Rating Agency Confirmation, each Payment Date. Ford Credit will be entitled to retain amounts constituting the Supplemental Servicing Fee from Collections.

(c) If Ford Credit is not the Servicer or an Event of Servicing Termination occurs, the Servicer will be required to remit Collections within two Business Days of receipt.

                  At any time that Ford Credit's rating from one or more of the Rating Agencies does not satisfy the Monthly Remittance Condition, Ford Credit may remit Collections less frequently than the second Business Day after posting of such Collections to the Obligors' accounts, but not later than the related Payment Date, if it obtains Rating Agency Confirmation from that Rating Agency or Rating Agencies.

                  Pending deposit into the Collection Account, amounts collected by the Servicer may be used by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds. Ford Credit will remit Purchase Amounts on the Business Day preceding each Payment Date or, with Rating Agency Confirmation, on each Payment Date.

(d) The Issuer and the Indenture Trustee will not be deemed to have knowledge of any failure to satisfy the Monthly Remittance Condition or the occurrence of any Event of Servicing Termination that would require remittances to the Collection Account within two Business Days of receipt unless the Issuer or the Indenture Trustee has received notice of such event or circumstance from the Seller or the Servicer in an Officer's Certificate or from the Noteholders of Notes evidencing not less than 25% of the Note Balance of the Notes Outstanding or unless a Trustee Officer has actual knowledge of such event or circumstance.

SECTION 4.4       Reserved

SECTION 4.5       Simple Interest Advances and Unreimbursable Advances

(a) (i) Simple Interest Advance by Servicer for early payment on the Receivables. For each Collection Period, the Servicer will advance an amount equal to the excess, if any, of 30 days of interest on a Receivable over the amount of interest actually received on the Receivable during that Collection Period (such amount, a "Simple Interest Advance"), to the extent the Servicer, in its sole discretion, expects to recoup the Simple Interest Advance from payments by or on behalf of the related Obligor or any related Liquidation Proceeds. If the Servicer subsequently determines that a Simple Interest Advance will not be recoverable from these sources, the Servicer will be entitled to recoup the Simple Interest Advance from any Collections (excluding amounts constituting the Supplemental Servicing Fee) made on the other Receivables in the Trust. The Servicer will be entitled to retain all payments of interest on the Receivables in excess of 30 days of interest.

(ii) No Simple Interest Advances of Principal on the Receivables. The Servicer will not make any advance in respect of principal of the Receivables.

(b) Unreimbursable Advance by Servicer for Full Prepayment on a Receivable. If an Obligor prepays a Receivable in full, and the related contract did not require such Obligor to pay a full month's interest, for the month of prepayment, at the APR, the Servicer will make an unreimbursable advance equal to the excess of (i) the amount of interest that the Obligor would have been required to pay on the scheduled due date during the month of prepayment if such Obligor had not prepaid the Receivable over (ii) the amount of interest that the Obligor is required to pay during the month of prepayment (an "Unreimbursable Advance").

(c) Mechanics. The Servicer will deposit Simple Interest Advances and Unreimbursable Advances into the Collection Account on the Business Day preceding the Payment Date or, with Rating Agency Confirmation, on such Payment Date. Outstanding Simple Interest Advances will be repaid in accordance with Section 4.7(a). The Servicer may make such deposit net of reimbursement for Simple Interest Advances made with respect to prior Collection Periods.

(d) Payment of Simple Interest Advances from the Reserve Account. If the Servicer determines on or before any Determination Date that it is required to make a Simple Interest Advance or an Unreimbursable Advance and does not do so from its own funds, the Servicer will promptly instruct the Indenture Trustee in writing to withdraw funds, in an amount specified by the Servicer from funds in the Reserve Account and deposit them in the Collection Account to cover any shortfall. Such payment will be deemed to have been made by the Servicer pursuant to this Section 4.5 for purposes of making distributions pursuant to this Agreement, but will not otherwise satisfy the Servicer's obligation to deliver the amount of the Simple Interest Advances and Unreimbursable Advances to the Indenture Trustee. The Servicer will replace any funds in the Reserve Account so used within two Business Days by depositing such funds directly into the Reserve Account.

SECTION 4.6 Additional Deposits to the Collection Account and Withdrawals from the Reserve Account

(a) The Servicer and the Seller will deposit into the Collection Account the aggregate Purchase Amounts with respect to Purchased Receivables and the Servicer will deposit into the Collection Account all amounts to be paid under Section 8.1. All such deposits with respect to a Collection Period will be made, in immediately available funds, on the Business Day preceding the Payment Date (or, with Rating Agency Confirmation, on the Payment Date) related to such Collection Period.

(b) The Indenture Trustee will, on the Payment Date following each Collection Period, make withdrawals from the Reserve Account:

(i)      first, in an amount equal to the Reserve Account Release Amount,

(ii) second, in an amount equal to the amount (if positive), calculated by the Servicer pursuant to Section 4.5(d),

(iii) third, in an amount equal to the amount (if positive) calculated by the Servicer pursuant to Section 4.7(b)(ii),

(iv) fourth, in an amount equal to the amount (if positive) calculated by the Servicer pursuant to the Section 4.7(b)(iii), and

(v) fifth in an amount equal to the amount (if positive) calculated by the Servicer pursuant to the Section 4.7(b)(iv), and, in each case, will deposit such funds in the Collection Account.

SECTION 4.7       Distributions

(a) On each Payment Date, the Servicer will instruct the Indenture Trustee to withdraw from the Collection Account, in immediately available funds, an amount equal to all outstanding Simple Interest Advances made pursuant to Section 4.5(a), as set forth in the Monthly Investor Report for such Payment Date prior to the distributions set forth in Section 4.7(c) and pay such amount to the Servicer, unless pursuant to Section 4.8, Ford Credit has netted such amounts from its remittances pursuant to Sections 4.3(a), 4.3(b) and 4.5(c).

(b) Prior to each Payment Date, the Servicer will on or before each Determination Date calculate:

(i) the Available Collections, the Reserve Account Release Amount, the Available Funds, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, if any, the Accrued Class A Note Interest, the First Priority Principal Distribution Amount, the Accrued Class B
         Note Interest, the Second Priority Principal Distribution Amount, the Accrued Class C Note Interest, the Third Priority Principal Distribution Amount, the Accrued Class D Note Interest and the Regular Principal Distribution Amount;

(ii)     the excess, if any, of the Total Required Payment over the Available
         Funds;

(iii) if such Determination Date is the Determination Date immediately preceding the Final Scheduled Payment Date with respect to any Class of Notes, the excess, if any, of (x) the amount required to pay such Class of Notes in full in accordance with the priorities set forth in Sections 4.7(c) and (d), over (y) the sum of the Available Funds plus the amount calculated in accordance with clause (ii) above; and

(iv) (x) the sum of the Available Funds plus the amounts calculated in accordance with Section 4.7(b) (ii) and (iii) plus the amount remaining on deposit in the Reserve Account after subtraction of the amounts calculated in Section 4.7(b) (ii) and (iii), and (y) the amount required to pay the Servicing Fee and principal and interest of each Class of Notes in full in accordance with the priorities set forth in Sections 4.7(c) and (d).

(c) On each Payment Date, the Servicer will instruct the Indenture Trustee (based on the information contained in the Monthly Investor Report delivered on or before the related Determination Date pursuant to
         Section 3.9), to make the following withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of funds on deposit in the Collection Account with respect to the Collection Period preceding such Payment Date (including funds, if any, deposited therein from the Reserve Account pursuant to Section 4.6(b)), in the following order of priority:

(i) first, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

(ii)     second, to the Noteholders of the Class A Notes, the Accrued Class A
         Note Interest; provided, that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, the amounts available will be applied to the payment of such interest on the Class A Notes on a pro rata basis in accordance with the aggregate Outstanding principal balances of the Class A Notes;

(iii) third, to the Principal Distribution Account, the First Priority Principal Distribution Amount;

(iv) fourth, to the Noteholders of Class B Notes, the Accrued Class B Note Interest; provided, that if there are not sufficient funds available to pay the entire amount of the Accrued Class B Note Interest, the amounts available will be applied to the payment of such interest on the Class B Notes on a pro rata basis;

(v) fifth, to the Principal Distribution Account, the Second Priority Principal Distribution Amount, if any;

(vi) sixth, to the Noteholders of Class C Notes, the Accrued Class C Note Interest; provided, that if there are not sufficient funds available to pay the entire amount of the Accrued Class C Note Interest, the amounts available will be applied to the payment of such interest on the Class C Notes on a pro rata basis;

(vii) seventh, to the Principal Distribution Account, the Third Priority Principal Distribution Amount, if any;

(viii) eighth, to the Noteholders of Class D Notes, the Accrued Class D Note Interest; provided, that if there are not sufficient funds available to pay the entire amount of the Accrued Class D Note Interest, the amounts available will be applied to the payment of such interest on the Class D Notes on a pro rata basis;

(ix) ninth, to the Reserve Account, the amount, if any, required to bring the amount in the Reserve Account up to the Specified Reserve Balance;

(x) tenth, to the Principal Distribution Account, the Regular Principal Distribution Amount; and

(xi) eleventh, to the Seller, any funds remaining on deposit in the Collection Account with respect to the Collection Period preceding such Payment Date.

Notwithstanding the foregoing,

(A) following the occurrence and during the continuation of an Event of Default specified in Section 5.1(i), 5.1(ii), 5.1(iv) or 5.1(v) of the Indenture that has resulted in an acceleration of the Notes (including the occurrence of such an Event of Default following the occurrence of an Event of Default specified in Section 5.1(iii) of the Indenture that has resulted in an acceleration of the Notes), the Servicer will instruct the Indenture Trustee to transfer the funds on deposit in the Collection Account remaining after the distribution of amounts pursuant to Section 4.7(c)(i) and (ii) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class A Notes to zero, and then after payment of amounts pursuant to Section 4.7(c)(iv) above, to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class B Notes to zero, and then after payment of amounts pursuant to Section 4.7(c)(vi) above, to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class C Notes to zero, and then after payment of amounts pursuant to Section 4.7(c)(viii) above, to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class D Notes to zero,

(B) following the occurrence and during the continuation of an Event of Default specified in Section 5.1(iii) of the Indenture that has resulted in an acceleration of the Notes, the Servicer will instruct the Indenture Trustee to transfer the funds on deposit in the Collection Account remaining after the distribution of amounts pursuant to Section 4.7(c) (i), (ii), (iii), (iv), (v), and (vi) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Notes to zero, and

(C) in the case of an event described in clause (A) or (B) above, the Class D Noteholders will not receive any distributions of principal or interest until the principal amount and accrued interest on the Class A Notes, the Class B Notes and the Class C Notes has been paid in full.

(d) On each Payment Date, the Servicer will instruct the Indenture Trustee (based on the information contained in the Monthly Investor Report delivered on or before the related Determination Date pursuant to
         Section 3.9), to withdraw the funds on deposit in the Principal Distribution Account with respect to the Collection Period preceding such Payment Date and make distributions and payments in the following order of priority:

(i) first, to the Noteholders of the Class A-1 Notes in reduction of principal until the principal amount of the Outstanding Class A-1 Notes has been paid in full; provided, that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-1 Notes in full, the amounts available will be applied to the payment of principal on the Class A 1 Notes on a pro rata basis;

(ii) second, to the Noteholders of the Class A-2 Notes in reduction of principal until the principal amount of the Outstanding Class A-2 Notes has been paid in full; provided, that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-2 Notes in full, the amounts available will be applied to the payment of principal on the Class A 2 Notes on a pro rata basis;

(iii) third, to the Noteholders of the Class A-3 Notes in reduction of principal until the principal amount of the Outstanding Class A-3 Notes has been paid in full; provided, that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-3 Notes in full, the amounts available will be applied to the payment of principal on the Class A-3 Notes on a pro rata basis;

(iv) fourth, to the Noteholders of the Class A-4 Notes in reduction of principal until the principal amount of the Outstanding Class A-4 Notes has been paid in full; provided, that if there are not sufficient funds available to pay the principal amount of the Outstanding Class A-4 Notes in full, the amounts available will be applied to the payment of principal on the Class A-4 Notes on a pro rata basis;

(v) fifth, to the Noteholders of the Class B Notes in reduction of principal until the principal amount of the Outstanding Class B Notes has been paid in full; provided, that if there are not sufficient funds available to pay the principal amount of the Outstanding Class B Notes in full, the amounts available will be applied to the payment of principal on the Class B Notes on a pro rata basis;

(vi) sixth, to the Noteholders of the Class C Notes in reduction of principal until the principal amount of the Outstanding Class C Notes has been paid in full; provided, that if there are not sufficient funds available to pay the principal amount of the Outstanding Class C Notes in full, the amounts available will be applied to the payment of principal on the Class C Notes on a pro rata basis;

(vii) seventh, to the Noteholders of the Class D Notes in reduction of principal until the principal amount of the Outstanding Class D Notes has been paid in full; provided, that if there are not sufficient funds available to pay the principal amount of the Outstanding Class D Notes in full, the amounts available will be applied to the payment of principal on the Class D Notes on a pro rata basis;

(viii) eighth, to the Seller, any funds remaining on deposit in the Principal Distribution Account.

SECTION 4.8       Net Deposits

                  Ford Credit may make the remittances pursuant to Sections 4.3(a), 4.3(b) and 4.5(c), net of Servicing Fees to be distributed to Ford Credit pursuant to Section 4.7(c). Nonetheless, the Servicer will account for all of the above described remittances and distributions in the Monthly Investor Report as if the amounts were deposited and/or transferred separately.

                                   ARTICLE V

                                   THE SELLER

SECTION 5.1       Representations and Warranties of Seller

                  The Seller represents and warrants to the Issuer as of the date of this Agreement and as of the Closing Date, which representations and warranties the Issuer will be deemed to have relied in acquiring the Trust Property and survive the conveyance of the Trust Property to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

(a) Organization and Qualification. The Seller is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware. The Seller is qualified as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership of this properties or the conduct of its activities requires such qualification, license or approval, unless the failure to obtain such qualifications, licenses or approvals would not have a material adverse effect on the Seller's ability to perform its obligations under this Agreement or the other Basic Documents to which it is a party.

(b) Power, Authorization and Enforceability. The Seller has full power and authority to execute, deliver and perform the terms of this Agreement and the other Basic Documents to which it is a party and to acquire, own and sell the Receivables. The Seller has duly authorized the execution, delivery and performance of the terms of this Agreement and the other Basic Documents to which it is a party. Each of this Agreement and the other Basic Documents to which the Seller is a party is the legal, valid, binding and enforceable obligation of the Seller, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors' rights or by general equitable principles. This Agreement evidences a valid sale, transfer, assignment and conveyance of the Receivables and the other Trust Property by the Seller to the Issuer, enforceable against creditors of and purchasers from the Seller.

(c) No Conflicts and No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party, and the fulfillment of the terms of this Agreement and such other Basic Documents, will not (i) conflict with or result in a breach of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument under which the Seller is a debtor or guarantor, (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Seller pursuant to the terms of any such indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument, (iii) violate the Certificate of Formation or the Limited Liability Company Agreement of the Seller, or (iv) violate any law or, to the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller of its properties; in each case, which conflict, breach, default, lien, or violation would have a material adverse effect on the Seller's ability to perform its obligations under this Agreement or such other Basic Documents.

(d) No Proceedings. To the Seller's knowledge, there are no proceedings or investigations pending or threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Seller's ability to perform its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents or the Notes, or (iv) relating to the Seller that would reasonably be expected to (A) affect the treatment of the Notes as indebtedness for U.S. federal income or Applicable Tax State income or franchise tax purposes, (B) be deemed to cause a taxable exchange of the Notes for U.S. federal income tax purposes, (C) cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes or (D) cause the Issuer to incur Michigan Single Business Tax liability.

(e) Valid Security Interest. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables, in favor of the Issuer which security interest is prior to all other Liens and is enforceable as such as against all other creditors of and purchasers from the Seller.

SECTION 5.2       Liability of Seller; Indemnities

                  The Seller will be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement, and hereby agrees to the following:

(a) The Seller will indemnify, defend, and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to, and as of the date of, the conveyance of the Receivables to the Issuer or the issuance and original sale of the Notes, including any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to ownership of the Receivables or federal or other Applicable Tax State income taxes arising out of the transactions contemplated by this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

(b) The Seller will indemnify, defend, and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Noteholders from and against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith, or negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller's violation of federal or State securities laws in connection with the registration or the sale of the Notes.

(c) The Seller will indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee and their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein and in the Trust Agreement, in the case of the Owner Trustee, and in the Indenture, in the case of the Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) in the case of the Owner Trustee, is due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or, in the case of the Indenture Trustee, is due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Indenture Trustee; or (ii) in the case of the Owner Trustee arises from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 6.3 of the Trust Agreement or (iii) in the case of the Indenture Trustee arises from the breach by the Indenture Trustee of any of its representations and warranties set forth in the Indenture.

(d) The Seller will pay any and all taxes levied or assessed upon all or any part of the Trust Property.

(e) The Seller will defend, indemnify, and hold harmless the Issuer from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of the Seller's representations and warranties as set forth in Section 2.2, provided, that any indemnification amounts owed pursuant to this Section 5.2 with respect to a Receivable will give effect to and not be duplicative of the Purchase Amount paid by the Seller pursuant to Section 2.3 hereof.

(f) Indemnification under this Section 5.2 will survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and will include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller has made any indemnity payments pursuant to this Section 5.2 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person will promptly repay such amounts to the Seller, without interest.

(g) The Seller's obligations under this Section 5.2 are obligations solely of the Seller and will not constitute a claim against the Seller to the extent that the Seller does not have funds sufficient to make payment of such obligations. In furtherance of and not in derogation of the foregoing, the Issuer, the Servicer, the Indenture Trustee and the Owner Trustee, by entering into or accepting this Agreement, acknowledge and agree that they have no right, title or interest in or to the Other Assets of the Seller. To the extent that, notwithstanding the preceding sentence, the Issuer, Servicer, Indenture Trustee or Owner Trustee either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Issuer, Servicer, Indenture Trustee or Owner Trustee further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full of the other obligations and liabilities, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement will be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The Issuer, Servicer, Indenture Trustee and Owner Trustee each further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 5.2(g) and the terms of this Section 5.2(g) may be enforced by an action for specific performance. The provisions of this Section 5.2(g) will be for the third party benefit of those entitled to rely thereon and will survive the termination of this Agreement.

SECTION 5.3 Merger or Consolidation of, or Assumption of the Obligations of, Seller

                  Any Person (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Seller is a party, (iii) succeeding to the business of the Seller, or
(iv) more than 50% of the voting stock or voting power and 50% or more of the economic equity of which is owned directly or indirectly by Ford Motor Company, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, will be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement; provided, however, that (x) the Seller has delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation or succession and such agreement of assumption comply with this Section 5.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (y) the Seller has delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables and the other Trust Property, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest. The Seller will provide notice of any merger, conversion, consolidation, or succession pursuant to this Section 5.3 to the Rating Agencies. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (x) and (y) of this Section 5.3 will be conditions to the consummation of the transactions referred to in clauses (i), (ii) or (iii) of this Section 5.3.

SECTION 5.4       Limitation on Liability of Seller and Others

                  The Seller and any officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller will not be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.


SECTION 5.5       Seller May Own Notes

                  The Seller, and any Affiliate of the Seller, may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes so owned by or pledged to the Seller or any such Affiliate will have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Notes.

                                   ARTICLE VI

                                  THE SERVICER

SECTION 6.1       Representations of Servicer

                  The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations speak as of the execution and delivery of this Agreement and will survive the conveyance of the Trust Property to the Issuer and the pledge thereof by the Issuer pursuant to the Indenture:

(a) Organization and Qualification. The Servicer is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware. The Servicer is qualified as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities (including the servicing of the Receivables as required by this Agreement) requires such qualification, license or approval, unless the failure to obtain such qualifications, licenses or approvals would not have a material adverse effect on the Servicer's ability to perform its obligations under this Agreement.

(b) Power, Authorization and Enforceability. The Servicer has full power and authority to execute, deliver and perform the terms of this Agreement and the other Basic Documents to which it is a party and to acquire, own, hold, service and sell the Receivables and to hold the Receivable Files as custodian on behalf of the Issuer and the Indenture Trustee. The Servicer has duly authorized the execution, delivery and performance of the terms of this Agreement and the other Basic Documents to which the Servicer is a party. Each of this Agreement and the other Basic Documents to which the Servicer is a party is the legal, valid, binding and enforceable obligation of the Servicer, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors' rights or by general equitable principles.

(c) No Conflicts and No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Servicer is a party, and the fulfillment of the terms of this Agreement and such other Basic Documents, will not (i) conflict with or result in a breach of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument under which the Servicer is a debtor or guarantor, (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Servicer pursuant to the terms of any such indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument,
(iii) violate the Certificate of Incorporation or the Bylaws of the Servicer, or
(iv) violate any law or, to the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer of its properties; in each case, which conflict, breach, default, lien, or violation would have a material adverse effect on the Servicer's ability to perform its obligations under this Agreement or such other Basic Documents.

(d) No Proceedings. To the Servicer's knowledge, there are no proceedings or investigations pending or threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Servicer's ability to perform its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents or the Notes, or (iv) relating to the Servicer that would reasonably be expected to (A) affect the treatment of the Notes as indebtedness for U.S. federal income or Applicable Tax State income or franchise tax purposes, (B) be deemed to cause a taxable exchange of the Notes for U.S. federal income tax purposes, (C) cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes or (D) cause the Issuer to incur Michigan Single Business Tax liability.

SECTION 6.2       Indemnities of Servicer

                  The Servicer will be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement, and hereby agrees to the following:

(a) The Servicer will defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Seller from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

(b) The Servicer will indemnify, defend and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein or in the other Basic Documents, if any, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the conveyance of the Receivables to the Issuer or the issuance and original sale of the Notes, or asserted with respect to ownership of the Receivables, or federal or other Applicable Tax State income taxes arising out of the transactions contemplated by this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

(c) The Servicer will indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Seller from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance, or bad faith (other than errors in judgment) of the Servicer in the performance of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party.

(d) The Servicer will indemnify, defend, and hold harmless the Owner Trustee and the Indenture Trustee, as applicable, from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein and in the other Basic Documents, if any, except to the extent that such cost, expense, loss, claim, damage, or liability: (i) in the case of the Owner Trustee, is due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Owner Trustee or, in the case of the Indenture Trustee, is due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Indenture Trustee; (ii) in the case of the Owner Trustee, arises from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 6.3 of the Trust Agreement,
(iii) in the case of the Indenture Trustee, arises from the breach by the Indenture Trustee of any of its representations or warranties set forth in the Indenture; or (iv) in the case of the Indenture Trustee, arises out of or is incurred in connection with the performance by the Indenture Trustee of the duties of a Successor Servicer hereunder.

                  For purposes of this Section 6.2, in the event of the termination of the rights and obligations of Ford Credit (or any successor thereto pursuant to Section 7.2) as Servicer pursuant to Section 7.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer will be deemed to continue to be the Servicer pending appointment of a Successor Servicer (other than the Indenture Trustee) pursuant to Section 7.2.

(e) Indemnification under this Section 6.2 by Ford Credit (or any successor thereto pursuant to Section 7.2) as Servicer, with respect to the period such Person was (or was deemed to be) the Servicer, will survive the termination of such Person as Servicer or a resignation by such Person as Servicer as well as the termination of this Agreement or the resignation or removal of the Owner Trustee or the Indenture Trustee and will include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Section 6.2 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person will promptly repay such amounts to the Servicer, without interest.

SECTION 6.3 Merger or Consolidation of, or Assumption of the Obligations of, Servicer

                  Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Servicer is a party, (iii) succeeding to the business of the Servicer, or (iv) so long as Ford Credit acts as Servicer, any company or other business entity of which Ford Motor Company owns, directly or indirectly, more than 50% of the voting stock or voting power and 50% or more of the economic equity, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, will be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement; provided, however, that (x) the Servicer has delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation, or succession and such agreement of assumption comply with this Section 6.3 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (y) the Servicer has delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables, and reciting the details of such filings, or
(B) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interests. The Servicer will provide notice of any merger, conversion, consolidation or succession pursuant to this Section 6.3 to the Rating Agencies. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement or assumption and compliance with clauses
(x) and (y) of this Section 6.3 will be conditions to the consummation of the transactions referred to in clauses (i), (ii), or (iii) this Section 6.3.

SECTION 6.4       Limitation on Liability of Servicer and Others

(a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer will be under any liability to the Issuer or the Noteholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision will not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement, or by reason of negligence in the performance of its duties under this Agreement (except for errors in judgment). The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on any Opinion of Counsel or on any Officer's Certificate of the Seller or certificate of auditors believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

(b) Except as provided in this Agreement, the Servicer will not be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Noteholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Servicer.

SECTION 6.5       Delegation of Duties

                  So long as Ford Credit acts as Servicer, the Servicer may at any time without notice or consent delegate some of or substantially all of its duties under this Agreement to Ford Motor Company or any company or other business entity of which Ford Motor Company owns, directly or indirectly, more than 50% of the voting stock or voting power and 50% or more of the economic equity. The Servicer may at any time perform specific duties as servicer under the Agreement through sub-contractors; provided, that no such delegation or subcontracting will relieve the Servicer of its responsibilities with respect to such duties as to which the Servicer will remain primarily responsible with respect thereto and the Servicer will be solely responsible for the fees of any such sub-contractors.

SECTION 6.6       Ford Credit Not to Resign as Servicer

                  Subject to the provisions of Section 6.3, Ford Credit will not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement is no longer permissible under applicable law. Notice of any such determination permitting the resignation of Ford Credit will be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, will be confirmed in writing at the earliest practicable time) and any such determination will be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation will become effective until the Indenture Trustee or a Successor Servicer has (i) taken the actions required by
Section 7.1(b), (ii) assumed the responsibilities and obligations of Ford Credit in accordance with Section 7.2 and (iii) become, or replaced Ford Credit with a successor as, the Administrator under the Administration Agreement pursuant to
Section 9 thereof.

SECTION 6.7       Servicer May Own Notes

                  The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes so owned by or pledged to the Servicer or such Affiliate will have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes.

                                  ARTICLE VII

                              SERVICING TERMINATION

SECTION 7.1       Events of Servicing Termination

(a) If any one of the following events ("Events of Servicing Termination") occur and be continuing:

(i) Any failure by the Servicer or the Seller to deliver to the Owner Trustee or the Indenture Trustee any proceeds or payment required to be so delivered under the terms of the Notes and this Agreement that continues unremedied for a period of three (3) Business Days after written notice of such failure is received by the Servicer or the Seller, as the case may be, from the Owner Trustee or the Indenture Trustee or after actual knowledge of such failure is obtained by an Authorized Officer of the Servicer or of the Seller, as the case may be; provided that such event will not be an Event of Servicing Termination if:

                            (1) such failure or delay is caused by an event
outside the control of the Servicer or the Seller that the Servicer or the Seller, as the case may be, could not have avoided through the use of commercially reasonable efforts, (2) such failure or delay does not continue for more than five (5) Business Days after the expiration of the cure period in Section 7.1(a), (3) during such period the Servicer or the Seller, as the case may be, uses all commercially reasonable efforts to perform its obligations under this Agreement, and (4) the Servicer or the Seller provides the Owner Trustee and the Indenture Trustee with prompt notice of such failure or delay that includes a description of the Servicer's or Seller's efforts to remedy such failure; or

                           (B) (1) such failure or delay could not reasonably be
expected to, or upon investigation and
quantification does not, result in the failure or delay in delivering to the Owner Trustee and the Indenture Trustee any proceeds or payment required to be so delivered in an amount greater than 0.05% of the aggregate Note Balance and
(2) such failure or delay is remedied within a reasonable period in light of the circumstances, but in no event later than (x) as long as the Servicer's long-term debt rating is at least "Baa3" by Moody's, "BBB-" by S&P or "BBB-" by Fitch, ninety (90) days after an Authorized Officer of the Servicer obtains actual knowledge of such failure or delay and (y) if the Servicer's long-term debt rating does not satisfy the requirements of clause (x), ninety (90) days after the proceeds or payment was required to be delivered; or

(ii) Failure on the part of the Servicer or the Seller duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Seller, as the case may be, set forth in the Notes or in this Agreement, which failure (a) materially and adversely affects the rights of Noteholders and (b) continues unremedied for a period of ninety (90) days after the date on which written notice of such failure, requiring the same to be remedied, has been given (1) to the Servicer or the Seller, as the case may be, by the Owner Trustee or the Indenture Trustee, or (2) to the Owner Trustee, the Indenture Trustee, the Seller and the Servicer by the Noteholders of Notes evidencing not less than 25% of the Note Balance of the Controlling Note Class; or

(iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Servicer or the Seller in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

(iv) The consent by the Servicer or the Seller to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer of or relating to substantially all of its property; or the Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntary suspends payment of its obligations or become insolvent;

then the Indenture Trustee will promptly notify each Rating Agency, and in each and every case, so long as an Event of Servicing Termination has not been remedied, either the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class (or, if no Notes are outstanding, the Owner Trustee), by notice given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders) (with a copy to the Rating Agencies) may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Trust Property or otherwise, will pass to and be vested in the Indenture Trustee or such Successor Servicer as may be appointed under Section 7.2. In such event, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise.

(b) Upon termination of the Servicer under Section 7.1(a), the predecessor Servicer will cooperate with the Indenture Trustee, the Owner Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the Indenture Trustee or such Successor Servicer for administration of all cash amounts that are at the time held by the predecessor Servicer for deposit, or will thereafter be received with respect to a Receivable and the delivery of the Receivable Files and the related accounts and records maintained by the Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 7.1 will be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

SECTION 7.2       Appointment of Successor Servicer

(a) Upon the Servicer's receipt of notice of termination pursuant to Section 7.1 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer will continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Indenture Trustee and the Owner Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer is legally unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. If the Servicer resigns or is terminated hereunder, the Issuer will appoint a Successor Servicer, and the Successor Servicer will accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee (with a copy to each Rating Agency). If a Successor Servicer has not been appointed at the time when the predecessor Servicer ceases to act as Servicer in accordance with this Section 7.2, the Indenture Trustee without further action will automatically be appointed the Successor Servicer. Notwithstanding the above, the Indenture Trustee, if it is legally unable so to act, will appoint, or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $100,000,000 and whose regular business will include the servicing of automotive receivables, as the successor to the Servicer under this Agreement.

(b) Upon appointment, the Successor Servicer will be the successor in all respects to the predecessor Servicer and will be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, by the terms and provisions of this Agreement.

(c) In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such Successor Servicer out of payments on Receivables as it and such Successor Servicer will agree; provided, however, that no such compensation will be in excess of the amount paid to the predecessor Servicer under this Agreement. The Indenture Trustee and such Successor Servicer will take such action, consistent with this Agreement, as will be necessary to effectuate any such succession.

SECTION 7.3       Repayment of Simple Interest Advances

                  The predecessor Servicer will be entitled to receive, to the extent of available funds, reimbursement for outstanding Simple Interest Advances pursuant to Section 4.5, in the manner specified in Section 4.7(a), with respect to all Simple Interest Advances made by the predecessor Servicer.

SECTION 7.4       Notification to Noteholders

                  Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VII, the Indenture Trustee will give prompt written notice thereof to Noteholders at their respective addresses of record and to each Rating Agency.

SECTION 7.5       Waiver of Past Events of Servicing Termination

                  The Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class (or, if no Notes are outstanding, the Owner Trustee) may, on behalf of all Noteholders, waive any Event of Servicing Termination hereunder and its consequences, except an event resulting from the failure to make any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past Event of Servicing Termination, such Event of Servicing Termination will cease to exist, and will be deemed to have been remedied for every purpose of this Agreement. No such waiver will extend to any subsequent or other event or impair any right consequent thereon. The Issuer will provide written notice of any such waiver to the Rating Agencies.

                                  ARTICLE VIII

                                   TERMINATION

SECTION 8.1       Optional Purchase of All Receivables

                  On the last day of any Collection Period as of which the Pool Factor is equal to or less than the Optional Purchase Percentage, the Servicer has the option to purchase the Trust Property (other than the amounts on deposit in or invested in Permitted Investments maturing on or before the next Payment Date in the 2005-C Bank Accounts). To exercise such option, the Servicer will notify the Indenture Trustee, the Owner Trustee and the Rating Agencies and will deposit into the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables pursuant to Section 4.6, and will succeed to all interests in and to the Trust Property. Notwithstanding the foregoing, the Servicer will not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to the preceding sentence is greater than or equal to the sum of the outstanding principal amount of the Notes and all accrued but unpaid interest (including any overdue interest) thereon after giving effect to the priorities in Section 4.7(c). The amount deposited in the Collection Account pursuant to this Section 8.1 will be used on the next Payment Date to make payments in full to Noteholders in the manner set forth in Article IV.

SECTION 8.2       Succession Upon Satisfaction and Discharge of Indenture

                  Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, to the extent permitted by applicable law, the Indenture Trustee will continue to carry out its obligations hereunder as agent for the Owner Trustee, including without limitation making distributions from the Collection Account in accordance with
Section 4.7 and making withdrawals from the Reserve Account in accordance with
Section 4.1(d) and Section 4.6(b).


                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

SECTION 9.1       Amendment

(a) This Agreement may be amended by the Seller, the Servicer and the Issuer, with the consent of the Indenture Trustee and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, or to add any provisions to or change or eliminate any provisions or to modify the rights of the Noteholders; provided, however, that such action will not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, materially and adversely affect the interests of any Noteholder; provided, further, that such action will not, as evidenced by an Opinion of Counsel, (A) cause the Issuer to be characterized for federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation, (B) affect the treatment of the Notes as indebtedness for U.S. federal income or Applicable Tax State income or franchise tax purposes or (C) be deemed to cause a taxable exchange of the Notes for U.S. federal income or Applicable Tax State income or franchise tax purposes.

(b) This Agreement may also be amended from time to time by the Seller, the Servicer and the Issuer, with the consent (i) of the Owner Trustee to the extent that its rights or obligations may be affected by such amendment (which consent may not be unreasonably withheld), (ii) the Indenture Trustee, to the extent that its rights or obligations would be affected by such amendment and (iii) the Noteholders of Notes evidencing not less than a majority of the Note Balance of each Class of the Notes (which consent of any Noteholder of a Note given pursuant to this Section 9.1 or pursuant to any other provision of this Agreement will be conclusive and binding on such Note and on all future Noteholders of such Note and of any Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon such Note), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment may (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that are required to be made on any Note or change any Note Interest Rate or, without receipt of Rating Agency Confirmation, the Specified Reserve Balance, without the consent of all adversely affected Noteholders or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Noteholders of all Notes affected thereby; provided, further, that such action will not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation.

(c) Prior to the execution of any such amendment or consent the Servicer will provide, and the Owner Trustee will distribute, written notification of the substance of such amendment or consent to each Rating Agency.

(d) Promptly after the execution of any such amendment or consent, the Owner Trustee will furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each Rating Agency and the Indenture Trustee will provide notification of the substance of such amendment or consent to each Noteholder. It will not be necessary for the consent of Noteholders pursuant to this Section 9.1 to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Owner Trustee and the Indenture Trustee may prescribe, including the establishment of record dates pursuant to paragraph number 2 of the Note Depository Agreement.

(e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee will be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 9.2(i)(1). The Owner Trustee or the Indenture Trustee may, but will not be obligated to, enter into any such amendment which affects such Owner Trustee's or Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

SECTION 9.2       Protection of Title to Trust Property

(a) The Seller will execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer and the Indenture Trustee for the benefit of the Noteholders in the Receivables and in the proceeds thereof. The Seller will deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller authorizes the Issuer and any assignee of the Issuer's rights in the Trust Property hereunder to file such financing statements and continuation statements.

(b) Neither the Seller nor the Servicer will change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-506 of the UCC, unless it has given the Owner Trustee and the Indenture Trustee at least five (5) days' prior written notice thereof, with a copy to the Rating Agencies, and has promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

(c) The Seller and the Servicer will give the Owner Trustee and the Indenture Trustee at least sixty (60) days' prior written notice of any change in its jurisdiction of organization and will promptly file (and authorizes the Issuer and any assignee of the Issuer hereunder to file) all amendments of any previously filed financing or continuation statements and any new financing statement as may be necessary to continue the perfection of the Issuer 's interest in the Trust Property. The Servicer will at all times maintain each office from which it will service Receivables, and its principal executive office, within the United States of America.

(d) The Servicer will maintain accounts and records as to each Receivable accurately and in sufficient detail to permit the Issuer, the Owner Trustee and the Indenture Trustee to review the relevant information with respect to each Receivable: the Principal Balance, APR, scheduled payment, maturity date and delinquency status of each Receivable.

(e) The Servicer will maintain its computer systems so that, from and after the time of conveyance under this Agreement of the Receivables to the Issuer, the Servicer's master computer records (including any back-up archives) that refer to a Receivable will indicate clearly the interest of the Issuer and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee pursuant to the Indenture. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable will not be deleted from or modified on the Servicer's computer systems until, and only until, the Receivable has been paid in full or repurchased.

(f) If at any time the Seller or the Servicer proposes to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer will give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, will indicate clearly that such Receivable has been conveyed to and is owned by the Issuer and has been pledged to the Indenture Trustee.

(g) The Servicer, upon receipt of reasonable prior notice, will permit the Owner Trustee, the Indenture Trustee and their respective agents at any time during normal business hours to inspect, audit, and make copies of and to obtain abstracts from the Servicer's records regarding any Receivable.

(h) Upon request, the Servicer will furnish to the Owner Trustee and the Indenture Trustee, within twenty (20) Business Days, a list of all Receivables (by contract number) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Monthly Investor Reports furnished before such request indicating removal of Receivables from the Trust.

(i)      The Servicer will deliver to the Owner Trustee and the Indenture
         Trustee:

(1) promptly after the execution and delivery of this Agreement, an Opinion of Counsel either (A) stating that, in the opinion of such Counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such Counsel, no such action is necessary to preserve and protect such interest; and

(2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such Counsel, no such action is necessary to preserve and protect such interest.

                  Each Opinion of Counsel referred to in clause (i)(1) or (i)(2) above will specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

(j) The Seller will, to the extent required by applicable law, cause the Notes to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934 within the time periods specified in such sections.

(k) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed in any number of counterparts, each of which counterparts will be deemed to be an original, and all of which counterparts will constitute but one and the same instrument.

SECTION 9.3       Governing Law

                  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.



SECTION 9.4       Notices

                  All demands, notices, and communications under this Agreement will be in writing, personally delivered, sent by telecopier, overnight courier, registered mail, U.S. mail postage prepaid and will be deemed to have been duly given upon receipt:

(a) in the case of the Servicer at the following address (or such other address as may be designated by such party in a written notice to the other parties to this Agreement):

                           Ford Motor Credit Company
                           c/o Ford Motor Company
                           World Headquarters
                           One American Road, Suite 801-C1
                           Dearborn, Michigan 48126
                           Attention:  Securitization Operations Supervisor
                           Telephone:  (313) 206-5899
                           Facsimile:  (313) 390-4133

                           with a copy to:

                           Ford Motor Credit Company
                           One American Road, Suite 2411
                           Dearborn, Michigan  48126
                           Attention:  Corporate Secretary
                           Telephone:  (313) 322-3000

(b) in the case of the Seller at the following address (or such other address as may be designated by such party in a written notice to the other parties to this Agreement):

                           Ford Credit Auto Receivables Two LLC
                           c/o Ford Motor Credit Company
                           c/o Ford Motor Company
                           World Headquarters
                           One American Road, Suite 801-C1
                           Dearborn, Michigan  48126
                           Attention:  Ford Credit SPE Management Office
                           Telephone:  (313) 594-3495
                           Facsimile:  (313) 390-4133

                           with a copy to:

                           Ford Motor Credit Company
                           One American Road, Suite 2411
                           Dearborn, Michigan  48126
                           Attention:  Corporate Secretary
                           Telephone:  (313) 322-3000
                           Facsimile:  (313) 248-7613


(c) in the case of the Owner Trustee, at the Corporate Trust Office of the Owner Trustee,

(d) in the case of the Indenture Trustee, at the Corporate Trust Office of the Indenture Trustee,

(e) in the case of Moody's Investors Service, Inc., at the following address:
Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007,

(f) in the case of Standard & Poor's, at the following address: Standard & Poor's, 55 Water Street, 40th Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department, and

(g) in the case of Fitch, Inc., at the following address: Fitch, Inc., 1 State Street Plaza, New York, New York 10004, Attention: Asset Backed Surveillance.

                  Any notice required or permitted to be mailed to a Noteholder will be given by first class mail, postage prepaid, or sent by overnight delivery at the address of such Person as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement will be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice.

SECTION 9.5       Severability of Provisions

                  If any one or more of the covenants, agreements, provisions, or terms of this Agreement is for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms will be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and will in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the holders thereof.

SECTION 9.6       Assignment

                  Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.3 and 7.2 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Owner Trustee, the Indenture Trustee, the Noteholders of Notes evidencing not less than 66 ?% of the Note Balance of the Notes Outstanding.

SECTION 9.7       Further Assurances

                  The Seller and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

SECTION 9.8       No Waiver; Cumulative Remedies

                  No failure to exercise and no delay in exercising, on the part of the Owner Trustee, the Indenture Trustee or the Noteholders, any right, remedy, power or privilege hereunder, will operate as a waiver thereof; nor will any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

SECTION 9.9       Third-Party Beneficiaries

                  This Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Indenture Trustee and the Owner Trustee and their respective successors and permitted assigns and each of the Indenture Trustee and the Owner Trustee may enforce the provisions hereof as if they were parties thereto. Except as otherwise provided in this Article IX, no other Person will have any right or obligation hereunder. The parties hereto hereby acknowledge and consent to the pledge of this Agreement by the Issuer to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture.

SECTION 9.10      Actions by Noteholders

(a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand, or instruction given by Noteholders, such action, notice, or instruction may be taken or given by any Noteholder unless such provision requires a specific percentage of Noteholders.

(b) Any request, demand, authorization, direction, notice, consent, waiver, or other act by a Noteholder will bind such Noteholder and every subsequent holder of such Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Owner Trustee, the Indenture Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note.

SECTION 9.11      Agent for Service

                  The agent for service of the Seller and the Servicer in respect of this Agreement will be the person holding the office of Corporate Secretary, of the Seller and the Servicer, One American Road, Suite 2411, Dearborn, Michigan 48126.

SECTION 9.12      No Bankruptcy Petition

                  The Owner Trustee, the Indenture Trustee, the Issuer and the Servicer each covenants and agrees that, prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by a trust for which the Seller was the depositor which securities were rated by any nationally recognized statistical rating organization, it will not institute against, or join any other Person in instituting against, the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or State bankruptcy or similar law. This
Section 9.12 will survive the resignation or removal of the Owner Trustee under the Trust Agreement or the Indenture Trustee under the Indenture or the termination of this Agreement.

SECTION 9.13      Limitation of Liability of Owner Trustee and Indenture Trustee

(a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wachovia Bank of Delaware, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event will Wachovia Bank of Delaware, National Association in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse will be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee will be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

(b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by The Bank of New York, not in its individual capacity but solely as Indenture Trustee, and in no event will The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse will be had solely to the assets of the Issuer.

SECTION 9.14      Confidential Information

(a) The Issuer agrees to hold and treat all Confidential Information (defined in Section 9.14(b)) provided to it under this Agreement in confidence and in accordance with this Section 9.14, and will implement and maintain safeguards to further assure the confidentiality of such Confidential Information. Such Confidential Information will not, without instruction pursuant to this Agreement or the prior written consent of the Servicer, be disclosed or used by the Issuer or its officers, directors, employees, attorneys or agents (collectively, the "Information Recipients") other than in connection with the transactions contemplated by the Basic Documents and the issuance of the Notes. Disclosure that is not in violation of the Right to Financial Privacy Act of 1978, the Gramm-Leach-Bliley Act of 1999 (the "G-L-B Act") or any other law by an Information Recipient of any Confidential Information (A) in connection with the performance of the Issuer's duties hereunder or (B) at the request of the Issuer's firm of nationally recognized Independent certified public accountants or governmental regulatory authorities in connection with an examination of the Issuer by any such authority or for the purposes specified in Sections 3.11 and
3.12 will not constitute a breach of its obligations under this Section 9.14, and will not require the prior written consent of the Servicer.

(b) The Indenture Trustee agrees to comply with Section 11.21 of the Indenture and the Owner Trustee agrees to comply with Section 10.12 of the Trust Agreement.

(c) As used herein, "Confidential Information" means non-public personal information (as defined in the G-L-B Act and its enabling regulations issued by the Federal Trade Commission) regarding Obligors on the Receivables that is identified as such by the Servicer. Confidential Information will not include information that (i) is or becomes generally available to the public other than as a result of disclosure by any of the Information Recipients, (ii) was available to any of the Information Recipients on a non-confidential basis from a Person or entity other than the Servicer prior to its disclosure to any of the Information Recipients, (iii) is requested to be disclosed by a governmental authority or related governmental, administrative, or regulatory or self-regulatory agencies having or claiming authority to regulate or oversee any aspect of the business of the Issuer or that of any of its Affiliates or is otherwise required by law or by legal or regulatory process to be disclosed,
(iv) becomes available to any of the Information Recipients on a non-confidential basis from a Person other than the Servicer who, to the knowledge of such Information Recipient is not otherwise bound by a confidentiality agreement with the Servicer and is not otherwise prohibited from transmitting the information to the Information Recipients or (v) the Servicer provides written permission to the Issuer to release.

SECTION 9.15      Savings Clause

                  It is the intention of the Seller and the Issuer that the transfer of the Trust Property contemplated in this Agreement constitute an absolute sale of the Trust Property, conveying good title to the Trust Property from the Seller to the Issuer. However, in the event that such sale is deemed to be a pledge, the Seller grants to the Issuer a first priority security interest in all of the Seller's right, title and interest in, to and under the Trust Property, and all proceeds thereof, to secure a loan in an amount equal to the sum of all amounts payable by the Seller under this Agreement, all principal amounts payable under the Notes and all amounts payable as interest on the Notes, and all amounts payable as servicing fees under this Agreement, and in such event, this Agreement will constitute a security agreement under applicable law.

                  IN WITNESS WHEREOF, the parties have caused this Sale and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                     FORD CREDIT AUTO RECEIVABLES TWO LLC, as Seller


                     By: /s/ Susan J. Thomas
                         -------------------------------
                         Name:    Susan J. Thomas
                         Title:   Secretary


                     FORD CREDIT AUTO OWNER TRUST 2005-C,
                     as Issuer

                     By:   WACHOVIA BANK OF DELAWARE,
                           NATIONAL ASSOCIATION,
                           not in its individual capacity but solely as Owner Trustee


                     By: /s/ Nicole Poole
                         --------------------------------
                         Name:    Nicole Poole
                         Title:   Assistant Vice President


                     FORD MOTOR CREDIT COMPANY,
                     as Servicer


                     By: /s/ D. M. Brandi
                         --------------------------------
                         Name:    David M. Brandi
                         Title:   Assistant Treasurer

Accepted and agreed:

THE BANK OF NEW YORK,
 not in its individual capacity
 but solely as Indenture Trustee


By:/s/ Michael Palladino
--------------------------------
Name:   Michael Palladino
Title:  Assistant Treasurer


WACHOVIA BANK OF DELAWARE,
NATIONAL ASSOCIATION,
 not in its individual capacity
 but solely as Owner Trustee


By:/s/ Nicole Poole
--------------------------------
Name:   Nicole Poole
Title:  Assistant Vice President

                                   SCHEDULE A



                             SCHEDULE OF RECEIVABLES

                    Delivered to Indenture Trustee at Closing

                                   SCHEDULE B

                          Location of Receivable Files
                            at Third Party Custodians


Security Archives
5022 Harding Place
Nashville, TN  37211

MSX International, Inc.
1426 Pacific Drive
Auburn Hills, MI  48326

Iron Mountain Records Management
23475 Eickler Street
Hayward, CA  94545

                                                                      APPENDIX A


                              Definitions and Usage


                                   See Tab 16